UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
EXPEDIA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
CALCULATION OF FILING FEE

Per unit Price or Other
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Title of Each Class of	Aggregate Number of	Transaction Computed	Maximum
Securities to Which	Securities to Which	Pursuant to Exchange	Aggregate Value of
Transaction Applies:	Transaction Applies:	Act Rule 0-11:	Transaction:	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(4) Date Filed:

Expedia, Inc. 333 108th Avenue N.E., Bellevue, Washington 98004 Important Notice Regarding the Availability of Proxy Materials for the 2009 Annual Meeting of Stockholders of Expedia, Inc. to Be Held on Tuesday, June 2, 2009 The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxydocs.com/expe This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 19, 2009 to facilitate timely delivery. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS Dear Expedia Stockholder: The 2009 Annual Meeting of Stockholders of Expedia, Inc. will be held at 8800 West Sunset Boulevard, West Hollywood, California 90069, on Tuesday, June 2, 2009 at 8:00 a.m. local time. Proposals to be considered at the Annual Meeting: 1. To elect ten directors; 2. To approve an amendment to the Amended and Restated Expedia, Inc. 2005 Stock and Annual Incentive Plan to increase the number of shares of Expedia common stock authorized for issuance thereunder by 26,000,000; 3. To ratify the appointment of Ernst & Young LLP as Expedia’s independent registered public accounting firm for the year ending December 31, 2009; and 4. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof. The Board recommends a vote “FOR” Items 1, 2 and 3. The Board of Directors has fixed the close of business on April 9, 2009 as the record date for the determination of stockholders entitled to receive notice and to vote at the Annual Meeting of Stockholders or any adjournments or postponements thereof. CONTROL NUMBER You may also vote your shares on the Internet. You will be asked to enter this 11-digit control number 49310

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. For directions to the Annual Meeting, please visit the Investors section of our corporate website at www.expediainc.com Meeting Location: 8800 West Sunset Boulevard West Hollywood, California 90069 The following Proxy Materials are available for you to review online: • the Company’s 2009 Proxy Statement (including all attachments thereto); • the Company’s Annual Report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number) Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688), Email: shrrelations@bnymellon.com YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS. ACCESSING YOUR PROXY MATERIALS ONLINE The Proxy Materials for Expedia, Inc. are available to review at: http://www.proxydocs.com/expe VOTE ONLINE You may vote your shares online at: http://www.eproxy.com/expe Have this card in hand when you access the above web site. On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares 49310